Exhibit 99.2

Inhibikase Therapeutics Announces Closing of Initial Public Offering

ATLANTA, December 28, 2020— Inhibikase Therapeutics, Inc. (Nasdaq: IKT) (“Inhibikase”), a clinical-stage pharmaceutical company developing therapeutics for Parkinson's disease and related disorders that arise inside and outside of the brain, announced today the closing of its initial public offering of 1,800,000 shares of common stock at a public offering price of $10.00 per share. The gross proceeds from the offering, before deducting underwriting discounts and commissions and other offering expenses payable by Inhibikase, were $18 million. In addition, Inhibikase has granted the underwriters a 45-day option to purchase up to an additional 270,000 shares of Inhibikase’s common stock at the initial public offering price, less underwriting discounts and commissions.

Inhibikase’s common stock began trading on the Nasdaq Capital Market on December 23, 2020 under the ticker symbol "IKT.”

ThinkEquity, a division of Fordham Financial Management, Inc., acted as sole book-running manager for the offering.

A registration statement relating to the securities being sold in the offering was declared effective by the Securities and Exchange Commission (SEC) on December 22, 2020. This offering was made only by means of a prospectus. Copies of the final prospectus relating to this offering may be obtained from the offices of ThinkEquity, a division of Fordham Financial Management, Inc., 17 State Street, 22nd Floor, New York, New York 10004, by telephone at (877) 436-3673, or by email at prospectus@think-equity.com. These documents may also be obtained free of charge, when they are available, by visiting the SEC's website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

About Inhibikase (www.inhibikase.com)

Inhibikase is a clinical-stage pharmaceutical company developing therapeutics for Parkinson's Disease and related disorders that arise inside and outside of the brain. Inhibikase is headquartered in Atlanta, Georgia with additional offices in Boston, Massachusetts.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions or the negative of these terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements, including statements regarding the closing of the initial public offering and the proceeds of the initial public offering, are based on Inhibikase’s current expectations and assumptions. Such statements are subject to certain risks and uncertainties, which could cause Inhibikase’s actual results to differ materially from those anticipated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in Inhibikase’s filings with the SEC, including its registration statement on Form S-1, as amended (File No. 333-240036), including under the caption “Risk Factors.” Any forward-looking statement in this release speaks only as of the date of this release. Inhibikase undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts:

Investor Relations:

Milton H. Werner, PhD

President & CEO, Inhibikase

678-392-3419

mhwerner@inhibikase.com

Media:

Mary Moynihan

M2Friend Biocommunications

802-951-9600

mary@m2friend.com

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